UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

iCAD, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100

Nashua, NH 03062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (603) 882-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Board of Directors (the “Board”) of iCAD, Inc. (the “Company”) has established Thursday, November 30, 2017 as the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). The record date for the determination of Stockholders entitled to receive notice of and to vote at the 2017 Annual Meeting shall be the close of business on Tuesday, October 3, 2017. Because the date of the 2017 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), which was held Wednesday, May 4, 2016, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As noted above, the 2017 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2016 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2017 Annual Meeting. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received by the Company’s Secretary on or before the close of business on September 27, 2017. Such proposals must comply with the rules of the Securities and Exchange Commission regarding the inclusion of Stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Pursuant to the Company’s Amended and Restated By-laws (the “By-laws”), any Stockholder who wishes to bring business before the 2017 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director (collectively, a “Proposal”) must ensure that written notice of a Proposal is timely submitted to the Company. Pursuant to the Company’s By-laws, in order for a Proposal to be properly submitted for presentation at the 2017 Annual Meeting, the Company’s Secretary must receive written notice of such Proposal at the Company’s executive offices not less than 50 days nor more than 75 days prior to the 2017 Annual Meeting. All Proposals must contain the information specified in, and otherwise comply with procedures specified in the Company’s By-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCAD, INC.

Dated: August 31, 2017	/s/ Richard Christopher
Richard Christopher Chief Financial Officer